Exhibit 99.1

Exhibit 99.1 - Supplemental Financial Information – Third fiscal quarter ended June 30, 2019.

201 N. Harrison St.

Davenport, IA 52801

www.lee.net

Quarter Ended (unaudited)

	June 30, 2019			June 24, 2018
(in thousands)	Consolidated	Lee Legacy	Pulitzer Inc.	Consolidated	Lee Legacy	Pulitzer Inc.
Operating revenue:
Advertising and marketing services	65,754	45,311	20,443	73,538	51,195	22,343
Subscription	46,620	31,949	14,671	48,165	33,438	14,727
Other	14,910	13,235	1,675	10,915	9,216	1,699
Total operating revenue	127,284	90,495	36,789	132,618	93,849	38,769
Operating expenses:
Compensation	45,373	34,233	11,140	48,570	36,330	12,240
Newsprint and ink	5,230	3,513	1,717	6,442	4,616	1,826
Other operating expenses	48,157	29,161	18,996	49,159	29,325	19,834
Depreciation and amortization	7,347	4,800	2,547	7,904	5,133	2,771
Assets loss (gain) on sales, impairments, and other	(195)	(97)	(98)	101	101	—
Restructuring costs and other	2,792	1,950	842	1,865	1,502	363
Total operating expenses	108,704	73,560	35,144	114,041	77,007	37,034
Equity in earnings of associated companies	1,451	505	946	1,578	695	883
Operating income	20,031	17,440	2,591	20,155	17,537	2,618
Non-operating income (expense), net	(12,354)	(15,893)	3,539	(13,433)	(16,553)	3,120
Income tax expense (benefit)	1,505	(28)	1,533	1,972	(112)	2,084
Net income	6,172	1,575	4,597	4,750	1,096	3,654

Adjusted EBITDA is a non-GAAP financial measure. Below is a reconciliation of adjusted EBITDA to net income, the most directly comparable measure under GAAP:

Net Income	6,172	1,575	4,597	4,750	1,096	3,654
Adjusted to exclude
Non-operating expenses (income), net	12,354	15,893	(3,539)	13,433	16,553	(3,120)
Income tax expense (benefit)	1,505	(28)	1,533	1,972	(112)	2,084
Equity in earnings of TNI and MNI	(1,451)	(505)	(946)	(1,578)	(695)	(883)
Depreciation and amortization	7,347	4,800	2,547	7,904	5,133	2,771
Assets loss (gain) on sales, impairments, and other	(195)	(97)	(98)	101	101	—
Restructuring costs and other	2,792	1,950	842	1,865	1,502	363
Stock compensation	321	321	—	425	425	—
Add:
Ownership share of TNI and MNI EBITDA (50%)	1,806	755	1,051	2,189	1,202	987
Adjusted EBITDA	30,651	24,664	5,987	31,061	25,205	5,856

Supplemental cash flow information
Distributions from MNI and TNI	1,581	850	731	1,677	500	1,177
Capital expenditures	(1,294)	(1,086)	(208)	(1,827)	(1,191)	(636)
Cash income tax payments	(2,406)	(2,406)	—	(145)	(135)	(10)
Interest income	164	(2,665)	2,829	113	(2,299)	2,412
Interest to be settled in cash	(11,860)	(9,196)	(2,664)	(12,913)	(9,758)	(3,155)
Debt financing and administrative costs	(890)	(890)	—	(427)	(427)	—

Year Ended (unaudited)
	June 30, 2019			June 24, 2018
(in thousands)	Consolidated	Lee Legacy	Pulitzer Inc.	Consolidated	Lee Legacy	Pulitzer Inc.
Operating revenue:
Advertising and marketing services	204,651	141,802	62,849	229,751	160,563	69,188
Subscription	137,965	95,041	42,924	142,405	98,405	44,000
Other	43,573	38,968	4,605	32,052	26,750	5,302
Total operating revenue	386,189	275,811	110,378	404,208	285,718	118,490
Operating expenses:
Compensation	140,197	105,473	34,724	149,551	112,589	36,962
Newsprint and ink	17,394	11,927	5,467	17,920	12,754	5,166
Other operating expenses	145,915	89,549	56,366	148,830	89,526	59,304
Depreciation and amortization	22,263	14,518	7,745	23,973	15,595	8,378
Assets loss (gain) on sales, impairments, and other	(212)	(114)	(98)	(1,197)	(1,170)	(27)
Restructuring costs and other	5,612	3,823	1,789	4,150	3,566	584
Total operating expenses	331,169	225,176	105,993	343,227	232,860	110,367
Equity in earnings of associated companies	5,298	1,702	3,596	5,569	2,023	3,546
Operating income	60,318	52,337	7,981	66,550	54,881	11,669
Non-operating income (expense), net	(39,579)	(50,163)	10,584	(40,730)	(49,512)	8,782
Income tax expense (benefit)	6,175	1,534	4,641	(16,791)	(24,219)	7,428
Net income	14,564	640	13,924	42,611	29,588	13,023

Adjusted EBITDA is a non-GAAP financial measure. Below is a reconciliation of adjusted EBITDA to net income, the most directly comparable measure under GAAP:

Net Income	14,564	640	13,924	42,611	29,588	13,023
Adjusted to exclude
Non-operating expenses (income), net	39,579	50,163	(10,584)	40,730	49,512	(8,782)
Income tax expense (benefit)	6,175	1,534	4,641	(16,791)	(24,219)	7,428
Equity in earnings of TNI and MNI	(5,298)	(1,702)	(3,596)	(5,569)	(2,023)	(3,546)
Depreciation and amortization	22,263	14,518	7,745	23,973	15,595	8,378
Assets loss (gain) on sales, impairments, and other	(212)	(114)	(98)	(1,197)	(1,170)	(27)
Restructuring costs and other	5,612	3,823	1,789	4,150	3,566	584
Stock compensation	1,209	1,209	—	1,441	1,441	—
Add:
Ownership share of TNI and MNI EBITDA (50%)	6,486	2,577	3,909	7,433	3,574	3,859
Adjusted EBITDA	90,378	72,648	17,730	96,781	75,864	20,917

Supplemental cash flow information:
Distributions from MNI and TNI	5,588	2,350	3,238	6,875	2,500	4,375
Capital expenditures	(3,753)	(3,188)	(565)	(4,281)	(3,131)	(1,150)
Cash income tax payments	(6,342)	(6,343)	1	(429)	(364)	(65)
Interest income	490	(7,959)	8,449	335	(6,144)	6,479
Interest to be settled in cash	(36,256)	(28,075)	(8,181)	(39,837)	(29,941)	(9,896)
Debt financing and administrative costs	(1,149)	(1,149)	—	(432)	(432)	—